UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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NEW COVENANT FUNDS

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NEW COVENANT FUNDS
200 East Twelfth Street
Jeffersonville, Indiana 47130

New Covenant Growth Fund
New Covenant Income Fund
New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund

December 30, 2011

Dear Fund Shareholder:

The Board of Trustees of the New Covenant Funds (the “Trust”) has called a special meeting of shareholders of the Trust for February 15, 2012, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, at 11:00 a.m. Eastern time (the “Meeting”).  The purpose of the Meeting is to elect new Trustees, and to approve an advisory agreement with a new investment adviser.   The need for these actions has arisen because the Presbyterian Church (U.S.A.) Foundation (“Foundation”), which is the Trust’s sponsor, majority shareholder and the parent of the Trust’s investment adviser, One Compass Advisors, informed the Trust Board that one of the results of its recently concluded study of the Foundation’s investment structure was to reduce risk to the Foundation and complexity in its organization by ceasing to provide investment advisory services, including services provided by One Compass Advisors.  As a result, the Foundation informed the Trust Board that the Foundation recommended SEI Investments Management Corporation (“SIMC”) to provide investment advisory services to the Trust because One Compass Advisors would no longer be providing such services.  The proposals presented to shareholders at the Meeting are intended to ensure the continued provision of investment management and advisory services to the Funds.  The Trust shall continue to be managed in accordance with the Presbyterian Church (U.S.A.) social-witness principles as defined by the Mission Responsibility Through Investing Committee (“MRTI”).

Subject to shareholder approval, the Board has selected SEI Investments Management Corporation to serve as investment adviser to each of the Funds. Like One Compass Advisors, SIMC is a “manager of managers”.  SIMC currently serves as investment adviser to a fund complex (the “SEI Funds Complex”) with more than $65 billion in assets.  Further information regarding SIMC and the basis for the Board’s decision to recommend SIMC as investment adviser are set forth in the attached Proxy Statement.

In addition to approving SIMC as adviser to the Funds, the Board has nominated a new Board of Trustees for the Trust.  The Nominees consist of one current Trustee, plus eight additional Nominees who currently serve on the Board of Trustees of the SEI Funds Complex. The qualifications of the Nominees are also set forth in the attached Proxy Statement. If the Nominees are elected, it will effectively bring the Trust within the governance and oversight infrastructure of the SEI Funds Complex.

The Board recognizes the unique mission of the New Covenant Funds as presenting investors an opportunity to invest their assets consistent with the social-witness principles that have been adopted by the General Assembly of the Presbyterian Church (U.S.A.).  The proposals described herein are not intended to have any impact on that continuing mission.  The Funds will continue to have the same investment policies as before, and will continue to avoid investing in companies that are prohibited for investment in accordance with the Guidelines that have been adopted by the General Assembly’s Mission Responsibility Through Investing Committee.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals is contained in the enclosed materials.  Your vote is very important to us regardless of the number of shares you own.  Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly.  It is important that your vote be received by no later than the time of the Meeting on February 15, 2012.  VOTING IS QUICK AND EASY.  EVERYTHING YOU WILL REQUIRE IS ENCLOSED.  To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may also vote by either telephone or via the Internet, as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund.  Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please feel free to contact the Funds at 1-877-835-4531.

Sincerely,

Timothy P. Clark
President
New Covenant Funds

NEW COVENANT FUNDS

NEW COVENANT GROWTH FUND
NEW COVENANT INCOME FUND
NEW COVENANT BALANCED GROWTH FUND
NEW COVENANT BALANCED INCOME FUND

200 East Twelfth Street
Jeffersonville, Indiana 47130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 15, 2012

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the New Covenant Funds (the "Trust") will be held at 200 East Twelfth Street, Jeffersonville, Indiana 47130 on February 15, 2012 at 11:00 a.m. Eastern time.  At the Meeting, the Trust's shareholders of record (the "Shareholders") will be asked to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting:

1.	To elect a new Board of Trustees for the Trust; and

2.	To approve an investment advisory agreement between the Trust and SEI Investments Management Corporation.

Each Proposal is contingent upon approval of the other.  If shareholders do not approve both Proposals, neither Proposal will be implemented and the Trustees will consider an alternative course of action.

Shareholders of record at the close of business on December 19, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or by logging on to the Internet to vote electronically. Please refer to the Proxy Card attached to the enclosed Proxy Statement for details. If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed Proxy Card and return it in the accompanying envelope. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Trustees,

Timothy P. Clark
President

Dated: December 30, 2011

NEW COVENANT FUNDS

NEW COVENANT GROWTH FUND
NEW COVENANT INCOME FUND
NEW COVENANT BALANCED GROWTH FUND
NEW COVENANT BALANCED INCOME FUND

200 East Twelfth Street
Jeffersonville, Indiana 47130

--------------------------
PROXY STATEMENT
--------------------------

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 15, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New Covenant Funds (the "Trust") to be voted at a special meeting of shareholders of the Trust to be held at 200 East Twelfth Street, Jeffersonville, Indiana 47130, on February 15, 2012 at 11:00 a.m. Eastern time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Trust at the close of business on December 19, 2011 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about January 6, 2012.

The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Meeting:

Proposal 1: To elect a new Board of Trustees for the Trust.

Proposal 2: To approve an investment advisory agreement between the Trust and SEI Investments Management Corporation.

Each Proposal is contingent upon approval of the other.  If shareholders do not approve both Proposals, neither Proposal will be implemented and the Trustees will consider an alternative course of action.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
This Proxy Statement is available at www.proxyvote.com.

SUMMARY

New Covenant Funds (the “Trust”) was organized with participation from the Presbyterian Church (U.S.A.) Foundation (the “Foundation”) to facilitate responsible financial management of the investment and endowment assets of the Presbyterian Church (U.S.A.) and of charitable organizations that are part of or associated with the Presbyterian Church (U.S.A.). The Foundation is a charitable, religious organization that supports the mission of the Presbyterian Church (U.S.A.).  Shares of the Trust’s four separate investment portfolios (each a “Fund,” together, the “Funds”) may also be purchased by individual investors in addition to religious or charitable organizations, including members of the Presbyterian Church (U.S.A.).  Each of the Funds has the common investment strategy of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.).

One Compass Advisors (“One Compass”), 200 East Twelfth Street, Jeffersonville, Indiana 47130, serves as the investment adviser to the Trust.  One Compass is a separate department of New Covenant Trust Company, N.A. responsible for the investment management of the Funds. One Compass was formerly known as the NCF Investment Department of New Covenant Trust Company, N.A.  New Covenant Trust Company, N.A. is a subsidiary of the Foundation.  One Compass acts as a “manager of managers” for the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”) and selects and retains various sub-advisers (the “Sub-Advisers”) who manage portions of the assets of those Funds that are allocated to them by One Compass. One Compass is also responsible for supervising and periodically rebalancing the investments of the New Covenant Balanced Growth Fund (the “Balanced Growth Fund”) and the New Covenant Balanced Income Fund (the “Balanced Income Fund”) (together, the “Balanced Funds”) between the Growth Fund and the Income Fund.

One Compass has informed the Board that it no longer intends to serve as investment adviser to the Funds based on the Foundation’s and One Compass’ decision to cease providing mutual fund advisory services.  In order to ensure that the Funds could continue to be available for investors looking to invest consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.), and subject to shareholder approval, the Board of Trustees has approved an investment advisory agreement between the Trust and SEI Investments Management Corporation (“SIMC”), pursuant to which SIMC would serve as investment adviser to each of the Funds.  SIMC is also a “manager of managers,” and currently serves as investment adviser to a fund complex (the “SEI Funds Complex”) comprised of 78 separate funds with approximately $68 billion in assets as of November 30, 2011.  If approved, SIMC will manage the Funds in accordance with their investment policies, which include the social-witness principles that are a part of the Funds’ investment policies.

The Board also has nominated a new Board of Trustees for the Trust.  The Nominees consist of one current Trustee, plus eight additional Nominees who currently serve on the Board of Trustees of the SEI Funds Complex.  If the Nominees are elected, it will effectively bring the Trust within the governance and oversight infrastructure of the SEI Funds Complex.  Since the election of the new Board of Trustees and the approval of an investment advisory agreement with SIMC are connected with each other, each Proposal is contingent upon approval of the other.  If shareholders do not approve either Proposal, then neither will take effect.  In that case, the current Trustees will remain in place and will determine an alternative course of action.

Each Proposal is discussed in greater detail below.

PROPOSAL 1: ELECT A NEW BOARD OF TRUSTEES

INTRODUCTION

At a meeting of the Board of Trustees held on November 19, 2011, the Trustees called a Special Meeting of Shareholders to elect a new Board of Trustees.  After due consideration, including discussions with representatives of SIMC who were present at the meeting and a conference call with the Lead Independent Trustee of the funds in the SEI Funds Complex, the then current Trustees – Gail C. Duree, Henry H. Gardiner, David C. Hinks, Elinor K. Hite, William C. Lauderbach, Joy Douglas Strome, Timothy P. Clark and Samuel W. McNairy -- unanimously approved the nomination of Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., Mitchell A. Johnson, Rosemarie B. Greco, Nina Lesavoy, James M. Williams, Hubert L. Harris, Jr. and Timothy P. Clark (each a "Nominee" and collectively, the "Nominees").  (Ms. Hite resigned from her position on the Board effective November 21, 2011.)  In considering the Nominees for election as members of the Board, the Trustees took into account the qualifications of each of the Nominees and the continued efficient conduct of the Trust's business.

Timothy P. Clark is a current member of the Board of Trustees, and would continue to serve as a Trustee if elected.  None of the remaining Nominees currently serve on the Board.  Each of the remaining Nominees currently serves on the Board of Trustees of the SEI Funds Complex, which is comprised of the following nine investment companies -- SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Alpha Strategy Portfolios, LP, and Adviser Managed Trust.  Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected, subject to approval of the investment advisory agreement pursuant to which SIMC would serve as investment adviser to the Trust.

If elected by Shareholders, in addition to serving the Trust, each of the Nominees with the exception of Timothy P. Clark will continue to serve in the same capacity for the SEI Funds Complex.  Because of the common membership of these investment companies' respective Board of Trustees, if the Nominees are elected to the Trust's Board, the regular meetings of the Trust’s Board would be joined with the meetings for the other funds in the SEI Funds Complex.

The table below provides basic information about each Nominee. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the “Investment Company Act”) are referred to as "Independent Trustees." Trustees who are or would be deemed to be "interested persons" of the Trust are referred to as “Interested Trustees." The mailing address for each Nominee, except Timothy P. Clark, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Clark is 200 East Twelfth Street, Jeffersonville, Indiana 47130.

Current Interested Trustee Nominee*

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee During Past 5 Years
Timothy P. Clark Age: 56	Trustee	Since May 2011	Chief Operating Officer, New Covenant Trust Company (2010 to present); Chief Operating Officer, Tri-Star Trust Bank (2000 to 2010); Vice President and Senior Trust Officer, Bank of Alma (1991 to 2000); Citizens Banking Corporation (1978 to 1991)	4	None
*Mr. Clark is currently an Interested Trustee due to his employment at New Covenant Trust Company, of which One Compass is a separate department.  If SIMC becomes the investment adviser to the Trust, Mr. Clark will no longer be deemed an Interested Trustee since he has no affiliation with SIMC.  As such, if the Proposals are approved by shareholders, Mr. Clark will become an Independent Trustee of the Trust.

New Independent Trustee Nominees

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee During Past 5 Years
George J. Sullivan, Jr. Age: 69	Nominee for Trustee	N/A	Self-employed Consultant, Newfound Consultants Inc. since April 1997.	4
Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments
Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.

Rosemarie B. Greco Age: 65	Nominee for Trustee	N/A	Founding Principal, Grecoventures, LTD, since 2010. Senior Advisor, Governor of Commonwealth of Pennsylvania, 2009-2010. Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania, 2003-2008.	4
Director, Exelon Corporation. Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.  Formerly, Director, Sunoco, Inc. and  Trustee of Pennsylvania Real Estate Investment Trust

Nina Lesavoy Age: 54	Nominee for Trustee	N/A	Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008.	4
Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.

James M. Williams Age: 64	Nominee for Trustee	N/A	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002.	4
Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.

Mitchell A. Johnson Age: 69	Nominee for Trustee	N/A	Private Investor since 1994.	4
Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.

Hubert L. Harris, Jr. Age: 68	Nominee for Trustee	N/A	Retired since December 2005. Member of the Executive Committee, Georgia Tech Foundation, Inc. (nonprofit corporation).	4
Director of St. Joseph’s
Translational Research Institute. Past Chair and Emeritus director, Georgia Tech Foundation.  Member of the Board of Councilors of the Carter Center. Trustee/Director of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust and SEI Alpha Strategy Portfolios, LP.  Formerly, Director of Colonial BancGroup, Inc.

New Interested Trustee Nominees**

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee During Past 5 Years
Robert A. Nesher Age: 65	Nominee for Trustee	N/A	SEI employee, 1974-present; President and Chief Executive Officer of the SEI Funds Complex, December 2005-present.	4
President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, Adviser Managed Trust and SEI Tax Exempt Trust.

William M. Doran Age: 71	Nominee for Trustee	N/A	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the SEI Investments Company. Secretary of SEI Investments Company since 1978.	4
Director of SEI Investments Company. Director of SEI Investments Distribution Co., SEI Investments—Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd., SEI Investments—Unit
Trust Management (UK) Limited.  Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, Adviser Managed Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

**Mr. Nesher and Mr. Doran are not currently “interested persons” of the Trust or One Compass.  However, if both Proposals are approved, Mr. Nesher and Mr. Doran would be Interested Trustees of the Trust due to their relationships with SIMC and its related entities.

Individual Trustee Qualifications. There are no specific required qualifications for Board membership.  The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills.  In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills of each Nominee:

Mr. Clark has substantial experience in financial and investment matters through his years of service in the financial industry.  Mr. Clark has served as a Trustee of the Trust since May 2011 and currently serves as Chief Operating Officer of New Covenant Trust Company, N.A., a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.  Mr. Clark helped found Tri-Star Trust Bank and served as its Chief Operating Officer from July 2000 until October 2010.  Prior to launching Tri-Star Trust Bank, Mr. Clark served as Vice President and Senior Trust Officer of Bank of Alma in Alma, Michigan from February 1991 until July 2000.  Mr. Clark began his career at Citizen Banking Corporation in Flint, Michigan in 1978 and continued his career there until 1991.

Mr. Nesher has experience in his various roles with SEI Investments Company, which he joined in 1974, has knowledge of and experience in the financial services industry, and has served as trustee of the SEI Funds Complex since 1982.

Mr. Doran was a Partner in the Investment Management and Securities Industry Practice of a large law firm, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 1982.

Mr. Sullivan has experience as a certified public accountant and financial consultant, experience in and knowledge of public company accounting and auditing and the financial services industry, served as an officer of a large financial services firm in its operations department, and has served as trustee of the SEI Funds Complex since 1996.

Ms. Greco has experience as a director of several large public companies and as a trustee of a real estate investment trust, served as President and Chief Executive Officer of a large commercial bank, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 1999.

Ms. Lesavoy has served as a director of several private equity fundraising firms, has experience marketing and selling a wide range of investment products to institutional investors, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 2003.

Mr. Williams serves as Chief Investment Officer of a non-profit foundation, has experience as the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, has experience in and knowledge of the financial services industry, and has served as trustee of the SEI Funds Complex since 2004.

Mr. Johnson served as a senior vice president, corporate finance, of a Fortune 500 Company, has experience in and knowledge of the financial services and banking industries, has served as a director of other mutual funds, and has served as trustee of the SEI Funds Complex since 2007.

Mr. Harris was Chief Executive Officer and Director of an investment management firm, has experience serving on the Board of a public company, has experience in and knowledge of the financial services and banking industries, and has served as trustee of the SEI Funds Complex since 2008.

The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his or her resignation or his or her successor is duly appointed or elected and qualified.

BOARD LEADERSHIP STRUCTURE

Currently, the Board of Trustees relies upon an Independent Trustee to serve as the Chair of the Board.  If the Nominees are approved, it is expected that Mr. Nesher, an Interested Trustee of the funds within the SEI Funds Complex, would serve as Chair of the Board, as he does for the other funds within the SEI Funds Complex.  In this role, the Chair presides at all meetings of the Board and acts as a liaison between the Board, management and legal counsel to the Trust.  Currently, the Board also relies upon an Independent Trustee to serve as Vice Chair of the Board to assist the Chair with the administration of Board functions.

The SEI Funds Complex has a Lead Independent Trustee (currently, Mr. Sullivan), and it is expected that the Independent Trustees will appoint a Lead Independent Trustee if the Nominees are elected.  The Board of Trustees of the SEI Funds Complex has considered its existing Board leadership structure and has determined that its leadership structure is appropriate given the specific characteristics and circumstances of the funds in the SEI Funds Complex. The Trustees made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of each of the Boards in the SEI Funds Complex, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in each of the funds in the SEI Funds Complex, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

Except for any duties specified herein or pursuant to the Trust’s Trust Instrument and By-laws, the designation of Chair, Vice Chair or Lead Independent Trustee does not impose on such Trustees any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such persons as members of the Board.  The Board has designated a number of standing committees, as further discussed below, each of which has a Chair who is an Independent Trustee and which assists with the administration of the Trust’s operations.  The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time, in order to carry out the functions of the Board.  The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

BOARD’S ROLE IN RISK OVERSIGHT

As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds.  The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ risks.  Oversight of investment and compliance risk, including oversight of sub-advisers, is performed primarily at the Board level in conjunction with the Trust’s Chief Compliance Officer (“CCO”), and oversight of other risks occurs at the Committee level.  The Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs.  The Audit Committee reviews with One Compass the Funds’ major financial risk exposures and the steps One Compass has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines.  The Nominating and Corporate Governance Committee monitors matters related to the corporate governance of the Trust.  The Valuation Committee monitors valuation risk and compliance with the Funds’ Valuation Procedures.

The Board met four times during the fiscal year ended June 30, 2011.  During the fiscal year, all of the current Trustees attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.

BOARD COMMITTEES

As mentioned previously, the Board has an Audit Committee, a Valuation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised solely of the Independent Trustees. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations.  The Audit Committee held three meetings during the Trust’s last fiscal year.

The Nominating and Corporate Governance Committee is responsible for the selection and nomination of candidates to serve as Trustees.  The Nominating and Corporate Governance Committee does not have a stated policy for considering nominees recommended by shareholders.  The Nominating and Corporate Governance Committee held three meetings during the Trust’s last fiscal year.  The Nominating and Corporate Governance Committee has adopted a Nominating and Corporate Governance Committee Charter.

In considering Trustee nominee candidates, the Nominating and Corporate Governance Committee takes into account a wide variety of factors, including candidates’ professional experience, education and skills, and may also consider other individual qualities and attributes, such as a candidate’s particular viewpoint or perspective, race, gender or national origin.  The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Valuation Committee is responsible for overseeing the valuation of the portfolio securities held by the Funds through One Compass’ implementation of the Trust’s procedures with respect to valuation of portfolio securities.  The Valuation Committee met four times during the Trust’s last fiscal year.

If the Nominees are elected, they are expected to consider whether to make any changes to the committee structures of the Board to conform them to the committee structure of the SEI Funds Complex.  The Board of the SEI Funds Complex has a standing Audit Committee and a standing Governance Committee, each of which is comprised only of Independent Trustees.  The functions of the SEI Funds Complex’s Audit and Governance Committees are substantially the same as the functions of the Trust’s current Audit and Nominating and Corporate Governance Committees, respectively.  The Board of the SEI Funds Complex has also appointed a Fair Value Committee, which is comprised of at least one Board member and representatives of various fund services providers.  The Fair Value Committee is responsible for determining the fair value of securities for which current market quotations are not readily available.

COMPENSATION OF TRUSTEES

The Funds do not currently compensate Trustees of the Trust for the services they provide to the Funds. The Funds do reimburse Trustees for reasonable out-of-pocket expenses incurred in providing their services to the Trust.

Trustee compensation is determined by the Trustees.  If the Nominees are elected, they will determine the level of compensation which the Independent Trustees will be paid for serving as Trustees to the Trust.  The Trustees for the SEI Funds Complex, with the exception of the Interested Trustees, receive compensation from the funds within the SEI Funds Complex, and are also reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

*  *  *  *  *  *

If approved by Shareholders at the Meeting, the Nominees will begin serving as members of the Board at such time that SIMC commences providing investment advisory services to the Funds, which currently is expected to occur on or around February 21, 2012 if Proposal 2 is approved. The persons named in the accompanying Proxy Card intend, in the absence of contrary instructions, to vote all proxies on behalf of Shareholders for the election of the Nominees.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

PROPOSAL 2:  APPROVAL OF INVESTMENT ADVISORY AGREEMENT
WITH SEI INVESTMENTS MANAGEMENT CORPORATION

The Board of Trustees recommends that Shareholders approve the investment advisory agreement (the "Proposed Advisory Agreement") between the Trust and SIMC relating to the Funds (which is attached as Exhibit A to this Proxy Statement). The description of the Proposed Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees, including all of the Trustees who are not parties to the Proposed Advisory Agreement or "interested persons," as defined under the Investment Company Act, of any party to the Proposed Advisory Agreement, unanimously approved the Investment Advisory Agreement with respect to each Fund at a meeting held on November 19, 2011, subject to approval by shareholders of each Fund.

CURRENT INVESTMENT ADVISORY ARRANGEMENT.  One Compass currently serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust dated May 14, 2001, (the "Current Advisory Agreement").   The Current Advisory Agreement was submitted to a vote of, and was approved by, the shareholders of the Trust on June 30, 1999, in connection with its initial approval.

During the fiscal year ended June 30, 2011, One Compass received the following investment advisory fees from each of the Funds for its services under the Current Advisory Agreement (net of waivers and/or reimbursements, as described below):

New Covenant Growth Fund*	$ 6,173,411
New Covenant Income Fund*	$ 2,807,542
New Covenant Balanced Growth Fund	$ 0
New Covenant Balanced Income Fund	$ 0

*  From July 1, 2010 through December 31, 2010, One Compass waived and/or reimbursed a portion of the investment advisory fees for the Growth Fund and the Income Fund in the amounts of $346,293 and $277,572, respectively.

PROPOSED ADVISORY ARRANGEMENT.  On November 19, 2011, the Board of Trustees approved the Proposed Advisory Agreement with SIMC, subject to approval by the shareholders of each Fund.  Other than the identity of the investment adviser and the advisory fee levels, which are discussed below, there are no material differences between the Proposed Advisory Agreement and the Current Advisory Agreement. For example, the standards of care and limitations of liability are substantially the same.

DESCRIPTION OF SIMC.  SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. SIMC began managing most funds in the SEI Funds family as a "manager of managers" in 1995, and has significant experience providing advice to investors regarding the selection and evaluation of investment advisers. As of November 30, 2011, SIMC acted in a "manager of managers" role with respect to 78 mutual funds representing approximately $68 billion of assets.

SIMC'S DUTIES UNDER THE PROPOSED ADVISORY AGREEMENT.  Under the Proposed Advisory Agreement, SIMC will serve as investment adviser and "manager of managers" to the Growth Fund and the Income Fund. SIMC will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Funds. Subject to Board approval (but not Shareholder approval), SIMC will enter into investment sub-advisory agreements with one or more unaffiliated sub-advisers who will make specific investment decisions with respect to the assets (or a portion of the assets) of the Growth Fund and the Income Fund. Under the Proposed Advisory Agreement, SIMC will also continuously review and supervise each Fund's investment program.  SIMC in the future may provide specific portfolio security advice with respect to all or some portion of a Fund's assets.

SIMC will perform internal due diligence on prospective sub-advisers and monitor sub-adviser performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with a Fund's investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for a Fund, and recommending to the Board of Trustees whether investment sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board of Trustees the addition of new sub-advisers, as it deems appropriate.

Under the Proposed Advisory Agreement, SIMC will also serve as investment adviser to the Balanced Funds.  SIMC will oversee the investment program for the Balanced Funds and rebalance the investments in the Balanced Funds between the Growth Fund and the Income Fund.

POTENTIAL CHANGES TO SUB-ADVISERS.  If Shareholders approve the Proposed Advisory Agreement, SIMC will review the sub-advisers currently providing advisory services to the Funds, and will recommend to the Board whether to retain or replace the existing sub-advisers.

COMPENSATION.  For its services as investment adviser and "manager of managers" of each Fund, SIMC will receive a fee from the Funds. The table below shows the advisory fee rate under the Current Advisory Agreement compared to the advisory fee rate that would be charged under the Proposed Advisory Agreement, each shown as an annual rate based on a percentage of average net assets:

	Advisory Fee Under Current Advisory Agreement	Advisory Fee Under Proposed Advisory Agreement
New Covenant Growth Fund	0.87%	0.62%
New Covenant Income Fund	0.65%	0.42%
New Covenant Balanced Growth Fund	0%	0%
New Covenant Balanced Income Fund	0%	0%

SIMC will pay any sub-advisers out of the investment advisory fee it receives.

DURATION AND TERMINATION.  Unless terminated earlier, the Proposed Advisory Agreement will continue in effect as to a Fund for an initial two year term, and will continue thereafter for periods of one year for so long as such continuance is specifically approved at least annually as required by the Investment Company Act.

The Proposed Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Proposed Advisory Agreement may be terminated at any time without penalty by the Trustees or by a vote of a majority of the outstanding shares of a Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, the Proposed Advisory Agreement is terminable by SIMC upon 90 days' written notice to the Trust. The duration and termination provisions of the Proposed Advisory Agreements are identical to the duration and termination provisions of the Current Advisory Agreement.

LIMITATION OF LIABILITY.  SIMC will discharge its responsibilities under the Proposed Advisory Agreement subject to the general supervision of, and any policies set by, the Board of Trustees. Under the Proposed Advisory Agreement, SIMC is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Proposed Advisory Agreement (except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties under the Proposed Advisory Agreement, except as may otherwise be provided under provisions of applicable state and Federal law to the extent such provisions cannot be waived or modified by the Proposed Advisory Agreement). The limitations of liability provisions of the Proposed Advisory Agreement are substantially identical to the limitation of liability provisions of the Current Advisory Agreement.

SIMC DIRECTORS AND PRINCIPAL OFFICER.  Listed below are the names and principal occupations of each director and the principal executive officer of SIMC. SIMC is a wholly owned subsidiary of SEI Investments Company, and each director of SIMC is an employee of SEI Investments Company.  The principal business address of each director and the principal executive officer, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Director and/or Office Held	Principal Occupation
Kevin Barr	Director and President	Executive Vice President of SEI Investments Company
Edward Loughlin	Director and Senior Vice President	Executive Vice President of SEI Investments Company
N. Jeffrey Klauder	Director, Senior Vice President and Assistant Secretary	Executive Vice President, General Counsel and Assistant Secretary of SEI Investments Company
Joseph P. Ujobai	Director and Senior Vice President	Executive Vice President of SEI Investments Company
Wayne Withrow	Director and Senior Vice President	Executive Vice President of SEI Investments Company

OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES.  The Growth Fund’s investment strategy permits investment in both U.S. and foreign equities across a wide capitalization range. The Income Fund’s investment strategy permits investment in U.S. investment grade fixed income securities, but with significant positions permitted in foreign and high yield securities.  The following funds are the only other funds for which SIMC serves as investment adviser and "manager of managers" that SIMC believes have similar investment objectives compared to the Funds.  Specifically, the investment objective of the Tactical Offensive Equity Fund is generally similar to that of the Growth Fund, while the Tactical Offensive Fixed Income Fund is generally similar to the Income Fund.  However, unlike the Funds, these other SIMC-managed funds do not incorporate social restrictions, which does have a significant impact on the implementation of the investment strategies of the Funds.  The net assets of the Tactical Offensive Equity Fund and the Tactical Offensive Fixed Income Fund as of the end of their most recent fiscal year, July 31, 2011, was approximately $757 million and $511 million, respectively.  The following table sets forth the advisory fees paid to SIMC by these other funds.

Fund	Contractual Advisory Fee Rate
Adviser Managed Trust – Tactical Offensive Equity Fund	0.70%
Adviser Managed Trust – Tactical Offensive Fixed Income Fund	0.35%

For the most recent fiscal year ended July 31, 2011, SIMC and its affiliates waived fees or reimbursed expenses to the Tactical Offensive Equity Fund and the Tactical Offensive Fixed Income Fund to cap total fund operating expenses at 1.10% and 0.80%, respectively.

POSSIBLE FUTURE CHANGES TO SERVICE PROVIDERS.  SIMC has informed the Board of Trustees that if the Proposed Advisory Agreement is approved, SIMC expects to recommend to the Board that certain service providers to the Trust be changed.  These recommendations would be intended to bring the service providers to the Funds generally into conformity with the service providers used within the SEI Funds Complex, which SIMC believes would promote operational efficiency and enable more effective oversight by the Board going forward.  Two of the service providers that SIMC intends to recommend are affiliates of SIMC.  Specifically, SIMC has told the Board that it would recommend hiring SEI Investments Global Funds Services as fund accountant and administrator to the Trust, and SEI Investments Distribution Co. as underwriter to the Trust.

BOARD CONSIDERATIONS REGARDING APPROVAL OF THE PROPOSED ADVISORY AGREEMENT

The Board of Trustees of the Trust, including all of the Independent Trustees, approved the Proposed Advisory Agreement at a meeting held on November 19, 2011.  The Board determined that the Proposed Advisory Agreement is in the best interests of the Trust and its shareholders in light of the services to be provided, the proposed expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

The Board was notified on October 19, 2011, that One Compass intended to cease serving as investment adviser to the Funds, and that a proposal for how Fund shareholders would continue to receive investment advisory and other services would be presented for consideration by the Board at its scheduled quarterly meeting in November.  Shortly thereafter, independent legal counsel to the Independent Trustees, on behalf of the Independent Trustees, sent an information request to One Compass seeking details regarding this proposal.  Prior to the November Board meeting, the Foundation, the parent of One Compass, provided to the Board written responses to the questions posed in the information request.  The responses were first discussed during a pre-meeting call of the Board and Fund counsel and independent legal counsel, followed by a session in which only the Independent Trustees and their independent legal counsel participated.

At the November 19, 2011 Board meeting at which the Proposed Advisory Agreement was considered, representatives from SIMC made a presentation to the Board, provided supplemental materials and responded to questions from the Board regarding the history, reputation, qualification and background of SIMC and its parent company, SEI Investments Company.  In their presentation, the SIMC representatives reviewed their experience and their investment process, particularly their capabilities with respect to serving as a “manager-of-managers” pursuant to authority from the Securities and Exchange Commission which allows SIMC, similar to One Compass, to retain unaffiliated sub-advisers to mutual funds it advises without the necessity of obtaining shareholder approval of the sub-advisory agreements.  The Board also had the opportunity to ask questions of the Lead Independent Trustee of the funds in the SEI Funds Complex, who joined for a portion of the meeting by conference call.  The SIMC representatives informed the Board that SIMC had the ability to continue to manage and advise the Funds in a manner consistent with the social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.), and stated that, as requested by the Board, SIMC would manage the Funds accordingly were it to be approved as the successor investment adviser to the Funds.  The Board noted that having Mr. Timothy Clark, the Trust’s President and a current Trustee, continue to serve on the Trust’s Board should provide continuity that would benefit the Funds’ shareholders.  The Board discussed the presentation and the materials provided, and the Independent Trustees again met separately with their independent legal counsel to discuss the information provided.  Based on their consideration of all the information received, the Board unanimously approved the Proposed Advisory Agreement and determined to recommend it to shareholders of the Funds for their approval.

To reach its determinations as to the approval of the Proposed Advisory Agreement, the Board considered its duties under the Investment Company Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the Investment Company Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  In its evaluation of the Proposed Advisory Agreement, the Board considered a report that was responsive to the request for information from independent legal counsel to the Independent Trustees.  The report, among other things, outlined the services to be provided by SIMC to the Funds and the experience of personnel responsible for these services; the proposed advisory fee for the Growth Fund and the Income Fund; the potential for economies of scale, if any; financial data on SIMC and anticipated profitability of the Proposed Advisory Agreement to SIMC; and fall-out benefits to SIMC, including anticipated contractual arrangements to be approved by the new Board in which affiliates of SIMC would provide fund accounting and administrative services to the Trust, and would serve as its distributor.  The Board applied its business judgment to determine whether the proposed arrangements between the Trust and SIMC are reasonable business arrangements from the Funds’ perspective as well as from the perspective of shareholders.

In reviewing the Proposed Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by SIMC under the Proposed Advisory Agreement.  The Board considered SIMC’s experience in managing mutual fund assets in a manager-of-managers format, and its capabilities with respect to manager selection and oversight.  The Board considered SIMC’s risk management and monitoring process for sub-advisers.  The Board also reviewed performance information provided by SIMC for its multi-manager funds having similar investment objectives as the Growth Fund and the Income Fund and took into consideration the favorable investment performance achieved by SIMC with respect to these funds.  In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by SIMC under the Proposed Advisory Agreement are expected to be satisfactory and that, while the sub-advisers that would be retained pursuant to authority granted in the Proposed Advisory Agreement had not been determined, SIMC had a process in place to ensure that the sub-advisers would be identified, subject to approval by the new Board.

The Board considered the advisory fees to be paid under the Proposed Advisory Agreement.  The Board noted that the advisory fees under the Proposed Advisory Agreement would be lower than the fees paid by the Growth Fund and the Income Fund under the Current Advisory Agreement with One Compass (and that the Balanced Funds would continue to pay no advisory fee).  The Board considered that the advisory fees were negotiated at arm’s length with an unaffiliated third party.  The Board also considered SIMC’s voluntary agreement to cap the Funds’ expenses at levels disclosed in the current Prospectus for at least two years as long as Fund balances remain stable at approximately $1.054 billion (apart from any market volatility), and also noted that it was anticipated that the Funds would again pay shareholding services fees of .25% per annum to the Foundation for shareholder administrative services that it provides to Fund shareholders, which expenses are not reflected in the fee table of the Funds’ current Prospectus because they are not currently being paid to the Foundation.  On the basis of all the information provided, the Board concluded that the advisory fees to be paid under the Proposed Advisory Agreement were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by SIMC under the Proposed Advisory Agreement.

The Board considered SIMC’s statement regarding its expected costs in providing services to the Funds and the expected profitability of the Proposed Advisory Agreement to SIMC.  The Board noted that the fee structure reflects an appropriate level of sharing of any economies of scale at current asset levels, and that by having the Trust become part of the SEI Funds Complex, shareholders should be expected to benefit from economies of scale.  The Board then considered potential fall-out benefits from SIMC’s relationship with the Funds, including the expectation that, if elected, the new Board would approve contracts with affiliates of SIMC to provide fund accounting, distribution and administration services to the Funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Proposed Advisory Agreement are fair and reasonable and that the approval of the Proposed Advisory Agreement is in the best interests of each respective Fund and its shareholders.  In making their determination, no single factor was determinative in the Board’s analysis: rather, the Trustees took note of a combination of factors that influenced their decision-making process with respect to their decision to approve the Proposed Advisory Agreement and submit it to shareholders for approval.

EFFECTIVE DATE.  If the Proposed Advisory Agreement is approved, it is expected to become effective on or about February 21, 2012.  The Current Advisory Agreement will remain in effect until that time.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Distributor

The Trust’s distributor is Quasar Distributors, LLC.  The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, fund administrator and fund accountant.  The Distributor’s business address is 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.
Administrator

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator of the Funds and provides certain other services to the Funds, including fund accounting and transfer agency services.  U.S. Bancorp Fund Services, LLC is a subsidiary of U.S. Bancorp and U.S. Bank N.A.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP (“E&Y”), 155 North Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Funds.  E&Y has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by E&Y to the Funds and to certain affiliates of the Funds for the two most recent fiscal years of the Funds for which E&Y has completed an audit is provided below.  Representatives of E&Y will not be present at the Meeting.

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for the Funds for which E&Y has completed an audit (the “Reporting Periods”) for professional services rendered by E&Y for the audit of the Funds’ annual financial statements, or services that are normally provided by E&Y in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
June 30, 2010	$85,200
June 30, 2011	$87,700

Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by E&Y that were reasonably related to the performance of the annual audit of the Funds were as follows:

Fiscal Year Ended	Audit-Related Fees
June 30, 2010	$0
June 30, 2011	$0

Tax Fees.  The aggregate fees billed to the Funds in the Reporting Periods for professional services rendered by E&Y for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
June 30, 2010	$21,500
June 30, 2011	$22,140

All Other Fees.  There were no other fees billed in the Reporting Periods for products and services provided by E&Y to the Funds, or services provided to Service Affiliates other than the services reported above.

Pre-Approval of Certain Services.  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust.  All of the principal accountant’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Non-Audit Fees Paid by the Adviser and Its Affiliates.  Neither One Compass nor any of its affiliates paid any non-audit fees for services rendered by E&Y to the Trust or to One Compass (and any other controlling entity, etc.– not to any sub-adviser) for the fiscal years ending June 30, 2010 and June 30, 2011.

BROKERAGE COMMISSIONS

For the fiscal year ended June 30, 2011, the Growth Fund paid total commissions of $103,220 to a broker-dealer that is affiliated with a sub-adviser to the Growth Fund.

VOTING INFORMATION

Required Vote

Proposal 1. Election of the Nominees for Trustee must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.  The votes of shareholders of each Fund will be counted together with respect to the election of the Nominees.  If all of the Nominees for election as Trustees are not elected, the Trustees will consider what other actions to take in the best interest of the Trust.

Proposal 2.  Approval of Proposal 2 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the Investment Company Act) of each Fund, which means, with respect to each Fund, the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Each Proposal is contingent upon approval of the other.  If shareholders do not approve both Proposals, neither Proposal will be implemented and the Trustees will consider an alternative course of action.

It is important to note that New Covenant Trust Company, N.A. and the Foundation expect to vote all of the shares over which they have voting authority in favor of each Proposal.  Due to the amount of shares that are deemed to be beneficially owned by each of them as of the Record Date, it is expected that these entities will be able to control the outcome of each Proposal by voting in favor of each Proposal.

Quorum

In order to act upon the Proposals, a quorum is required to be present at the Meeting. The presence of a majority of the shares of a Fund entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting.

Abstentions and "broker non-votes" (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. However, abstentions and "broker non-votes" will have the same effect as a vote "against" Proposal 2. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of investment advisory agreements). It is anticipated that such broker-dealers will not have discretionary authority to vote on Proposal 2. The absence of instructions from the beneficial owner will result in a "broker non-vote" with respect to the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of each Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to a Proposal, shares will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Trust at 1-877-835-4531.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at 200 East Twelfth Street, Jeffersonville, Indiana 47130; (ii) properly executing a later-dated proxy card; or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

Solicitation of Proxies, Payment of Expenses

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.

The first $100,000 of proxy expenses will be borne by SIMC and One Compass.  If proxy expenses exceed $100,000, the excess will be paid pro rata by the Funds.

OTHER INFORMATION

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-877-835-4531 or forward a written request to the New Covenant Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

The Trust is not required to, and does not have, annual meetings, except to the extent that such meetings are required under the Investment Company Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Trust at 200 East Twelfth Street, Jeffersonville, Indiana 47130 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in the Trust's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Communications to the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at 200 East Twelfth Street, Jeffersonville, Indiana 47130. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shares Outstanding

As of the Record Date, the net assets and the approximate number of shares issued and outstanding (rounded to the nearest whole share) for each Fund were as follows:

	Net Assets	Shares Outstanding
New Covenant Growth Fund	$632,426,026	22,144,434
New Covenant Income Fund	$452,096,113	19,638,742
New Covenant Balanced Growth Fund	$247,125,901	3,226,689
New Covenant Balanced Income Fund	$83,454,415	4,596,073

Beneficial Ownership of Shares and Security Ownership of Management

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of each Fund, were beneficial owners of 5% or more of each Fund's outstanding shares. With respect to the shares referred to in the tables below as being held of record, the Trust believes that most of these shares were held by the below persons in accounts for their fiduciary, agency or custodial customers.  To the extent that a shareholder beneficially owns or holds with power to vote more than 25% of a Fund’s outstanding shares, such shareholder may be deemed to be able to control the outcome of any matter submitted to a vote of that Fund’s shareholders.

Name and Address	Amount of Shares	Percent of Fund	Nature of Ownership
New Covenant Income Fund
Presbyterian Foundation 200 East 12th Street Jeffersonville, IN 47130	10,428,853	53.10%	Record
New Covenant Balanced Growth Fund 200 East 12th Street Jeffersonville, IN 47130	4,058,035	20.66%	Record
New Covenant Balanced Income Fund 200 East 12th Street Jeffersonville, IN 47130	2,221,474	11.31%	Record

Name and Address	Amount of Shares	Percent of Fund	Nature of Ownership
New Covenant Growth Fund
Presbyterian Foundation 200 East 12th Street Jeffersonville, IN 47130	12,112,237	59.21%	Record
New Covenant Balanced Growth Fund 200 East 12th Street Jeffersonville, IN 47130	5,270,864	23.80%	Record

The table below shows the dollar range of equity securities beneficially owned by each Trustee then in office and each Nominee as of December 31, 2010:

	Dollar Value of Equity Securities in Growth Fund	Dollar Value of Equity Securities in Income Fund	Dollar Value of Equity Securities in Balanced Growth Fund	Dollar Value of Equity Securities in Balanced Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee within the Family of Investment Companies
Current Independent Trustees
Gail C. Duree	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
Henry Gardiner	None	None	$1 - $10,000	None	$1 - $10,000
David C. Hinks	None	None	None	None	None
Elinor Hite	$1 - $10,000	None	None	$1 - $10,000	$1 - $10,000
William C. Lauderbach	$10,001 - $50,000	$10,001 - $50,000	None	None	$50,001 - $100,000
Joy Douglas Strome	None	None	None	None	None
Ellen L. Taylor	None	None	None	None	None
Current Interested Trustees
Timothy P. Clark*	Over $100,000	Over $100,000	None	None	Over $100,000
Samuel W. McNairy	$10,001 - $50,000	$10,001 - $50,000	None	None	$10,001 - $50,000
Independent Trustee Nominees
George J. Sullivan, Jr.	None	None	None	None	None
Rosemarie B. Greco	None	None	None	None	None
Nina Lesavoy	None	None	None	None	None
James M. Williams	None	None	None	None	None
Mitchell A. Johnson	None	None	None	None	None
Hubert L. Harris, Jr.	None	None	None	None	None
Interested Trustee Nominees**
Robert A. Nesher	None	None	None	None	None
William M. Doran	None	None	None	None	None

Mr. Clark is currently an Interested Trustee due to his employment at New Covenant Trust Company, of which One Compass is a separate department.  If SIMC is approved an investment adviser, Mr. Clark will no longer be deemed an Interested Trustee since he has no affiliation with SIMC.  As such, if the Proposals are approved by shareholders, Mr. Clark will become an Independent Trustee of the Trust.

**Mr. Nesher and Mr. Doran are not currently “interested persons” to the Trust or One Compass.  However, if both Proposals are approved, Mr. Nesher and Mr. Doran would be Interested Trustees of the Trust due to their relationships with SIMC and its related entities.

Executive Officers of the Trust

Information about the Trust's current principal executive officers is set forth below. The mailing address of each officer is c/o the One Compass Advisors, 200 East Twelfth Street, Jeffersonville, Indiana 47130.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Cathy C. Benge Age:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer	Since February 2009
Chief Compliance Officer, Presbyterian Church (U.S.A.) Foundation,
New Covenant Trust Company, N.A., New Covenant Funds (2009 to present);
Compliance Specialist, Presbyterian Church (U.S.A.) Foundation (2006 to 2009);
Administrative Specialist, New Covenant Trust Company, N.A. (2005 to 2006)

Jason Hadler 777 E. Wisconsin Ave. Milwaukee, WI 53202 Age:	Treasurer	Since May 2011	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2003 to present)
Scott Ostrowski 777 E. Wisconsin Ave. Milwaukee, WI 53202 Age:	Secretary and Assistant Treasurer	Since May 2011	Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2006 to present)

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ____ day of ______________, 2012, by and between New Covenant Funds, a Delaware statutory trust (the "Trust"), and SEI Investments Management Corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, as listed on Schedule A (each, a “Portfolio” and collectively, the “Portfolios”), each having its own investment policies; and

WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the Portfolios, and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.     DUTIES OF THE ADVISER.  The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief granted by the Securities and Exchange Commission (the “SEC”), or by rule or regulation, by “vote of a majority of the outstanding voting securities” of each applicable Portfolio, as that term is defined in the 1940 Act) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Portfolios, and to continuously review, supervise and (where appropriate)  administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust’s administrator (the “Administrator”) and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.  The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Trust hereby constitutes and appoints the Adviser as the Trust’s true and lawful representative and attorney-in-fact, with full power of delegation (to any one or more sub-advisers), in the Fund’s name, place and stead, to make, execute, sign and acknowledge all agreements, contracts and other documentation; including, but not limited to, subscription agreements and ISDA agreements, and establish trading accounts on behalf of the Portfolios as in the Adviser’s judgment are necessary or desirable for the Adviser to implement the investment policies of the Portfolios by purchasing, selling and redeeming its assets and placing orders for such purchases and sales.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with the Prospectus (as defined below), such policies as the Trustees may from time to time establish, the objectives, policies, and limitations for the Portfolios as established by the Board of Trustees of the Trust, and applicable laws and regulations.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein.  The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2.	DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies of each of the following:

(a)
The Trust's Agreement and Declaration of Trust, (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws"); and

(c)	Prospectus(es) and Statement(s) of Additional Information of the Portfolios, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”).

3.	OTHER COVENANTS. The Adviser agrees that it:

(a)	will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

 (b)   will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer.  In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available.  In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion.  The Adviser is authorized, subject to later revocation by the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Portfolios.  In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers that are affiliated with the Adviser or the Trust's principal underwriter if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.  In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to the Trust, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4.     COMPENSATION OF THE ADVISER.  For the services rendered by the Adviser pursuant to this Agreement, the Trust shall pay to the Adviser compensation at the rates specified in the Schedule B attached hereto and made a part of this Agreement.  Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule B, to the assets of the Portfolios.  The fee shall be based on the average daily net assets for the month involved.  The Adviser may, in its discretion and from time to time, waive a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.     REPORTS.  The Trust and the Adviser agree to furnish to each other, as applicable, Prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably      request.  The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

6.     STATUS OF THE ADVISER.  The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account.  It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust.

7.     CERTAIN RECORDS.   Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

8.     LIMITATION OF LIABILITY OF THE ADVISER.  The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby.  (As used in this Section 8, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

9.     PERMISSIBLE INTERESTS.  Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law.  All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registrations statement as required by law.  In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the SEC.

10.    DURATION AND TERMINATION.  This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.  The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days’ written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment.  As used in this Section 10, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

11.   GOVERNING LAW.  This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.   NOTICE:  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	SEI Investments Management Corporation
1 Freedom Valley Drive, P.O. Box 1100
Oaks, PA 19456
Attn: Legal Department

To the Trust at:	New Covenant Funds
200 East Twelfth Street
Jeffersonville, IN 47130
Attn: Legal Department

13.   SEVERABILITY.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.   AMENDMENT OF AGREEMENT.  This Agreement may be amended only by written agreement of the Adviser and the Trust and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

15.   ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

The Trust is entering into this Agreement with the Adviser on behalf of the respective Portfolios severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Portfolio as if contained in separate agreements between the Trust and Adviser for each such Portfolio.  In the event that this Agreement is made applicable to any additional Portfolios by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Portfolio so that, for example, the execution date for purposes of Paragraph 10 of this Agreement with respect to such Portfolio shall be the execution date of the relevant Schedule.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

New Covenant Funds	SEI Investments Management Corporation

By:	By:

Attest:	Attest:

SCHEDULE A
TO THE
INVESTMENT ADVISORY AGREEMENT
BETWEEN
NEW COVENANT FUNDS
AND
SEI INVESTMENTS MANAGEMENT CORPORATION
AS OF _______________, 2012

New Covenant Growth Fund
New Covenant Income Fund
New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund

SCHEDULE B
TO THE
INVESTMENT ADVISORY AGREEMENT
BETWEEN
NEW COVENANT FUNDS
AND
SEI INVESTMENTS MANAGEMENT CORPORATION
AS OF _______________, 2012

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

New Covenant Growth Fund	0.62%
New Covenant Income Fund	0.42%
New Covenant Balanced Growth Fund	0.00%
New Covenant Balanced Income Fund	0.00%

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

 NEW COVENANT FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS – FEBRUARY 15, 2012

The undersigned shareholder(s) of the New Covenant Funds (the “Trust”) hereby appoint(s) Greg Rousos and Anita J. Clemons, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Funds (the “Meeting”) to be held at 11:00 a.m. Eastern time on February 15, 2012, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted “FOR” the Proposal listed below. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxies in accordance with their judgment.  The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112	1) Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the recorded instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the Proxy Card
4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet,
please do not mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. To elect the following nominees as the nine Trustees of the Trust		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01) Timothy Clark	06) Nina Lesavoy
02) William M. Doran	07) Robert A. Nesher	□	□	□
03) Rosemarie B. Greco	08) George J. Sullivan, Jr.
04) Hubert L. Harris, Jr.	09) James M. Williams
05) Mitchell A. Johnson

	For	Against	Abstain
2. With respect to each Fund, to approve an investment advisory agreement between New Covenant Funds, on behalf of each Fund, and SEI Investments Management Corporation.	□	□	□

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

[	]	[	]
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date